Exhibit 99.1

HeartCore Reports Full Year 2025 Results

NEW YORK and TOKYO, March 31, 2026 (GLOBE NEWSWIRE) – HeartCore Enterprises, Inc. (Nasdaq: HTCR) (“HeartCore” or the “Company”), an IPO consulting services company based in Tokyo, reported financial results for the full year ended December 31, 2025.

Recent Operational Highlights

●	As of March 31, 2026, HeartCore was engaged with 16 Go IPO clients, including 6 clients currently in various stages of preparation for potential public registrations and U.S. exchange listings.
●	Authorized one-time distribution payment to stockholders.
●	Authorized $2.0 million share repurchase program.
●	Divested software business subsidiary, HeartCore Co., Ltd (“HeartCore Japan”).
●	Established Higgs Field Co., Ltd. (“Higgs Field”) on October 31, 2025, as a new subsidiary in Japan to support the Company’s strategic transition toward financial services.

Management Commentary

HeartCore CEO Sumitaka Kanno commented:”Over the past year, we executed a strategic transformation of our business, including the divestiture of our software business subsidiary, HeartCore Japan, and a shift toward financial services and capital markets-related activities. We have also made progress in our Go IPO business, with an expanding client base and multiple engagements advancing through various stages of the registration and listing process. In addition, we established Higgs Field in the fourth quarter of 2025 to serve as our new operating platform in Japan. Going forward, we will continue to strengthen our focus on financial services and aim to drive sustainable growth and long-term stockholder value.”

Full Year 2025 Financial Results

Revenues were $9.0 million, compared to $22.7 million in the same period last year. The decrease was primarily due to receipt of $13 million in warrant revenue from one large Go IPO deal in the prior period, and no comparable revenue in the current period.

Gross profit was $3.2 million, compared to $14.7 million in the same period last year. The decrease was primarily due to the absence of a significant warrant-related revenue contribution from a large Go IPO deal recognized in the prior period.

Operating expenses decreased to $6.3 million, compared to $14.9 million in the same period last year. The decrease was primarily due to the reduction in operating expenses to save cash flows and the absence of impairment charges for intangible assets and goodwill during the current period.

Net income was $5.5 million, compared to a net loss of $5.2 million in the same period last year. The increase was primarily due to the gain on the sale of HeartCore Japan.

Adjusted EBITDA was $6.5 million, compared to $7.3 million in the same period last year.

As of December 31, 2025, the Company had cash and cash equivalents of $2.0 million.

About HeartCore Enterprises, Inc.

HeartCore Enterprises, Inc. is headquartered in Tokyo, Japan, and is a leading consulting services company providing U.S. market listing support and related advisory services primarily to Japanese corporate clients. For more information, please visit https://heartcore-enterprises.com/.

Non-GAAP Financial Measures

This document includes references to adjusted EBITDA, which is a non-GAAP financial measure. For the purposes of this presentation, adjusted EBITDA is calculated by adjusting net loss to exclude depreciation and amortization, changes in fair value of investments in marketable securities, changes in fair value of investment in warrants, interest income, and interest expenses.

This measure is presented as supplemental information and is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”).

Management believes that adjusted EBITDA provides useful information to investors by highlighting the Company’s core operational performance, excluding non-cash and non-recurring items. However, non-GAAP financial measures have limitations and should not be considered in isolation or as a substitute for financial results prepared in accordance with GAAP.

Item	FY25	FY24
Net income (loss)	$5.5 million	$(5.2) million
(+) Depreciation	$0.0 million	$0.1 million
(+) Impairment loss on goodwill	$0.0 million	$3.3 million
(+) Impairment loss on intangible assets	$0.0 million	$3.9 million
(+) Changes in fair value of investments in marketable securities	$1.5 million	$2.4 million
(+) Changes in fair value of investment in warrants	$(0.6) million	$(1.7) million
(+) Loss on sale of warrants	$0.0 million	$4.0 million
(+) Impairment of investment in equity securities	$0.0 million	$0.3 million
(+) Changes in fair value of derivative liability	$(0.1) million	$0.0 million
(+) Loss on forgiveness of note receivable	$0.1 million	$0.1 million
(+) Interest income	$(0.0) million	$(0.0) million
(+) Interest expenses	$0.1 million	$0.1 million
Adjusted EBITDA	$6.5 million	$7.3 million

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, or the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believed,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue,” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks, and uncertainties are discussed in HeartCore’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond HeartCore’s control which could, and likely will materially affect actual results, and levels of activity, performance, or achievements. Any forward-looking statement reflects HeartCore’s current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to operations, results of operations, growth strategy, and liquidity. HeartCore assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

HeartCore Investor Relations Contact:

Gateway Group, Inc.

John Yi and Steven Shinmachi

HTCR@gateway-grp.com

(949) 574-3860

HeartCore Enterprises, Inc.

Consolidated Balance Sheets

	December 31,	December 31,
	2025	2024

ASSETS
Current assets:
Cash and cash equivalents	$1,985,962	$1,973,810
Accounts receivable	707,865	1,030,243
Investments in marketable securities	3,690,187	4,495,703
Prepaid expenses	182,077	131,325
Current portion of long-term note receivable	100,000	100,000
Deferred offering costs	250,000	-
Other current assets	208,503	136,217
Current assets of discontinued operations	-	1,550,067
Proceeds receivable from sale of discontinued operations	1,291,298	-
Total current assets	8,415,892	9,417,365

Non-current assets:
Property and equipment, net	291,589	475,697
Operating lease right-of-use assets	29,449	172,594
Long-term investment in warrants	280,924	577,786
Long-term note receivable	-	100,000
Deferred tax assets	23,121	31,575
Security deposits	282,958	108,880
Other non-current assets	549	11,715
Non-current assets of discontinued operations	-	3,069,422
Long-term proceeds receivable from sale of discontinued operations	3,736,995	-
Total non-current assets	4,645,585	4,547,669

Total assets	$13,061,477	$13,965,034

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$1,146,501	$1,637,108
Accounts payable and accrued expenses - related party	124,618	47,199
Accrued payroll and other employee costs	509,547	273,115
Due to related party	285	885
Short-term debt - related party	75,000	75,000
Current portion of long-term debts	50,598	46,382
Insurance premium financing	13,430	16,626
Factoring liability	135,982	172,394
Operating lease liabilities, current	32,793	134,910
Finance lease liabilities, current	-	15,956
Income tax payables	1,857,386	818,030
Deferred revenue	676,216	751,251
Derivative liability	121,719	-
Other current liabilities	586,175	589,762
Current liabilities of discontinued operations	-	2,843,104
Total current liabilities	5,330,250	7,421,722

Non-current liabilities:
Long-term debts	448,376	498,706
Operating lease liabilities, non-current	-	41,530
Finance lease liabilities, non-current	-	43,593
Asset retirement obligations	-	72,463
Non-current liabilities of discontinued operations	-	2,425,005
Total non-current liabilities	448,376	3,081,297

Total liabilities	5,778,626	10,503,019

Shareholders’ equity:
Preferred shares, $0.0001 par value, 20,000,000 shares authorized; Series A convertible preferred shares, 4,000 and no shares designated, 1,017 and no shares issued and outstanding as of December 31, 2025 and 2024, respectively; aggregate liquidation preference of $1,158,362 and nil as of December 31, 2025 and 2024, respectively	691,858	-
Common shares, $0.0001 par value, 200,000,000 shares authorized, 25,419,807 and 21,937,987 shares issued and outstanding as of December 31, 2025 and 2024, respectively	2,542	2,193
Subscription receivable	-	(103,942)
Additional paid-in capital	21,899,754	20,656,153
Accumulated deficit	(13,755,534)	(16,244,843)
Accumulated other comprehensive income (loss)	(58,497)	343,936
Total HeartCore Enterprises, Inc. shareholders’ equity	8,780,123	4,653,497
Non-controlling interests	(1,497,272)	(1,191,482)
Total shareholders’ equity	7,282,851	3,462,015

Total liabilities and shareholders’ equity	$13,061,477	$13,965,034

HeartCore Enterprises, Inc.

Consolidated Statements of Operations and Comprehensive Income (Loss)

	For the Years Ended December 31,
	2025	2024

Revenues	$8,968,732	$22,685,544
Cost of revenues (including cost of revenues resulting from transactions with a related party of $261,257 and $160,502 for the years ended December 31, 2025 and 2024, respectively)	5,817,279	7,969,898
Gross profit	3,151,453	14,715,646

Operating expenses:
Selling expenses	233,744	621,070
General and administrative expenses (including general and administrative expenses resulting from transactions with a related party of $29,048 and $41,786 for the years ended December 31, 2025 and 2024, respectively)	6,039,026	6,921,959
Research and development expenses	-	179,762
Impairment of intangible asset	-	3,878,125
Impairment of goodwill	-	3,276,441
Total operating expenses	6,272,770	14,877,357

Loss from continuing operations	(3,121,317)	(161,711)

Other income (expenses):
Changes in fair value of investments in marketable securities	(1,494,234)	(2,412,385)
Changes in fair value of investments in warrants	625,675	1,657,699
Loss on sale of warrants	-	(3,970,628)
Impairment of investment in equity securities	-	(300,000)
Changes in fair value of derivative liability	114,422	-
Loss on forgiveness of note receivable	(100,000)	(100,000)
Interest income	5,381	15,882
Interest expenses	(87,660)	(118,789)
Other income	100,233	32,042
Other expenses	(181,605)	(153,917)
Total other expenses	(1,017,788)	(5,350,096)

Loss from continuing operations before income tax expense (benefit)	(4,139,105)	(5,511,807)

Income tax expense (benefit)	44,900	(363,156)

Net loss from continuing operations	(4,184,005)	(5,148,651)
Income (loss) from discontinued operations, net of income tax	9,677,293	(64,249)
Net income (loss)	5,493,288	(5,212,900)
Less: net loss attributable to non-controlling interests	(300,596)	(3,731,526)
Net income (loss) attributable to HeartCore Enterprises, Inc.	5,793,884	(1,481,374)
Dividends accrued on Series A convertible preferred shares	(94,357)	-
Net income (loss) attributable to HeartCore Enterprises, Inc. common shareholders	$5,699,527	$(1,481,374)

Other comprehensive loss:
Foreign currency translation adjustment	(152,969)	(16,614)

Total comprehensive income (loss)	5,340,319	(5,229,514)
Less: comprehensive loss attributable to non-controlling interests	(305,790)	(3,760,195)
Comprehensive income (loss) attributable to HeartCore Enterprises, Inc.	$5,646,109	$(1,469,319)

Net income (loss) from continuing operations attributable to HeartCore Enterprises, Inc. per common share
Basic	$(0.17)	$(0.07)
Diluted	$(0.17)	$(0.07)

Income (loss) from discontinued operations per common share
Basic	$0.42	$(0.00)
Diluted	$0.38	$(0.00)

Net income (loss) attributable to HeartCore Enterprises, Inc. per common share
Basic	$0.25	$(0.07)
Diluted	$0.22	$(0.07)

Weighted average common shares outstanding
Basic	23,072,519	20,940,956
Diluted	25,459,388	20,940,956

HeartCore Enterprises, Inc.

Consolidated Statements of Cash Flows

	For the year ended December 31,
	2025	2024

Cash flows from operating activities of continuing operations:
Net income	$5,493,288	$(5,212,900)
Income from discontinued operations, net of income tax	9,677,293	(64,249)
Net loss from continuing operations	(4,184,005)	(5,148,651)
Adjustments to reconcile net loss from continuing operations to net cash flows used in operating activities of continuing operations:
Depreciation and amortization expenses	46,373	676,047
Loss on disposal of property and equipment	116,981	1,798
Non-cash lease expense	62,845	126,217
Gain on termination of lease	(9,059)	-
Impairment of intangible asset	-	3,878,125
Impairment of goodwill	-	3,276,441
Deferred income taxes	9,192	(1,297,495)
Stock-based compensation	(151,139)	368,744
Marketable securities received as noncash consideration	-	(572,010)
Warrants received as noncash consideration	(837,913)	(12,969,683)
Changes in fair value of investments in marketable securities	1,494,234	2,412,385
Changes in fair value of investment in warrants	(625,675)	(1,657,699)
Loss on sale of warrants	-	3,970,628
Impairment of investment in equity securities	-	300,000
Impairment of investment in SAFE	-	75,000
Changes in fair value of derivative liability	(114,422)	-
Loss on forgiveness of note receivable	100,000	100,000
Gain on settlement of asset retirement obligations	(45,873)	-
Changes in assets and liabilities:
Accounts receivable	322,040	1,050,522
Prepaid expenses	86,563	178,949
Other assets	(119,413)	71,469
Accounts payable and accrued expenses	(485,665)	318,803
Accounts payable and accrued expenses - related party	79,600	47,955
Accrued payroll and other employee costs	234,835	(59,033)
Due to related party	(585)	-
Operating lease liabilities	(54,400)	(131,935)
Income tax payables	1,036,456	667,483
Deferred revenue	(75,035)	(98,145)
Other liabilities	(3,036)	523,768
Net cash flows used in operating activities of continuing operations	(3,117,101)	(3,890,317)

Cash flows from investing activities of continuing operations:
Purchase of investment in SAFE	-	(75,000)
Net proceeds from sale of warrants	-	5,640,000
Proceeds from sale of marketable securities	1,071,732	749,546
Proceeds from sale of discontinued operations, net of cash divested	4,518,868	-
Net cash flows provided by investing activities of continuing operations	5,590,600	6,314,546

Cash flows from financing activities of continuing operations:
Payments for finance lease	(14,666)	(16,518)
Proceeds from related party debt	-	75,000
Repayment of long-term debts	(46,114)	(33,919)
Repayment of insurance premium financing	(142,696)	(156,063)
Net repayment of factoring arrangement	(36,412)	(390,373)
Capital contribution from non-controlling shareholder	-	67,195
Dividends paid for common shares	(3,304,575)	(834,566)
Proceeds from issuance of common shares related to at the market offering agreement	30,445	1,423,342
Proceeds from collection of subscription receivable	103,942	-
Proceeds from exercise of stock options	117,000	-
Proceeds from issuance of Series A convertible preferred shares and common shares related to securities purchase agreement, net of share issuance costs	1,800,000	-
Net cash flows provided by (used in) financing activities of continuing operations	(1,493,076)	134,098

Cash flows from discontinued operations:
Net cash flows used in operating activities of discontinued operations	(854,831)	(884,654)
Net cash flows provided by investing activities of discontinued operations	171,641	34,658
Net cash flows used in financing activities of discontinued operations	(351,089)	(452,744)
Net cash flows used in discontinued operations	(1,034,279)	(1,302,740)

Effect of exchange rate changes	(81,271)	(146,977)

Net change in cash and cash equivalents	(135,127)	1,108,610

Cash and cash equivalents - beginning of the year	2,121,089	1,012,479

Cash and cash equivalents - end of the year	$1,985,962	$2,121,089

Supplemental cash flow disclosures:
Interest paid	$109,440	$143,101
Income taxes paid	$211,844	$298,466

Non-cash investing and financing transactions:
Insurance premium financing	$139,500	$172,689
Warrants converted to marketable securities	$1,760,450	$6,443,276
Issuance of common shares related to equity purchase agreement	$250,000	$-
Dividends accrued on Series A convertible preferred shares	$94,357	$-
Issuance of common shares for dividends on Series A convertible preferred shares	$220,000	$-
Series A convertible preferred shares converted to common shares	$668,728	$-